SUMMARY PROSPECTUS December 15, 2020
T. ROWE PRICE
Inflation Protected Bond Fund
PRIPX TIIPX TRZHX	Investor Class I Class Z Class

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, shareholder reports, and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling 1-800-638-5660, by sending an e-mail request to info@troweprice.com, or by contacting your financial intermediary. This Summary Prospectus incorporates by reference the fund’s prospectus, dated December 15, 2020, as amended or supplemented, and Statement of Additional Information, dated December 15, 2020, as amended or supplemented.

Beginning on January 1, 2021, as permitted by SEC regulations, paper copies of the T. Rowe Price funds’ annual and semiannual shareholder reports will no longer be mailed, unless you specifically request them. Instead, shareholder reports will be made available on the funds’ website (troweprice.com/prospectus), and you will be notified by mail with a website link to access the reports each time a report is posted to the site.

If you already elected to receive reports electronically, you will not be affected by this change and need not take any action. At any time, shareholders who invest directly in T. Rowe Price funds may generally elect to receive reports or other communications electronically by enrolling at troweprice.com/paperless or, if you are a retirement plan sponsor or invest in the funds through a financial intermediary (such as an investment advisor, broker-dealer, insurance company, or bank), by contacting your representative or your financial intermediary.

You may elect to continue receiving paper copies of future shareholder reports free of charge. To do so, if you invest directly with T. Rowe Price, please call T. Rowe Price as follows: IRA, nonretirement account holders, and institutional investors, 1-800-225-5132; small business retirement accounts,
1-800-492-7670. If you are a retirement plan sponsor or invest in the T. Rowe Price funds through a financial intermediary, please contact your representative or financial intermediary, or follow additional instructions if included with this document. Your election to receive paper copies of reports will apply to all funds held in your account with your financial intermediary or, if you invest directly in the T. Rowe Price funds, with T. Rowe Price. Your election can be changed at any time in the future.

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Investment Objective(s)

The fund seeks to provide inflation protection and income by investing primarily in inflation protected debt securities.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the Investor Class or I Class, which are not reflected in the table.

Fees and Expenses of the Fund

	Investor Class	I Class	Z Class
Shareholder fees (fees paid directly from your investment)
Maximum account fee	$20 [a]	—	—
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.34%[b]	0.34%[b]	0.34%[b]

Distribution and service (12b-1) fees	—	—	—

Other expenses	0.23	0.13 [d]	0.13

Total annual fund operating expenses	0.57	0.47	0.47

Fee waiver/expense reimbursement	(0.17)[b,c]	(0.25)[b,d]	(0.47)[b,e]

Total annual fund operating expenses after fee waiver/expense reimbursement	0.40 [b,c]	0.22 [b,d]	0.00 [e]

a Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

b T. Rowe Price Associates, Inc., has contractually agreed (at least through September 30, 2021) to waive a portion of its management fees in order to limit the fund’s management fees to 0.17% of the fund’s average daily net assets. Thereafter, this agreement will automatically renew for one-year terms unless terminated or modified by the fund’s Board of Directors. Any fees waived under this agreement are not subject to reimbursement to T. Rowe Price Associates, Inc., by the fund.

c T. Rowe Price Associates, Inc., has contractually agreed (through September 30, 2021) to waive its fees and/or bear any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) that would cause the class’ ratio of expenses to average daily net assets to exceed 0.41%. The agreement may only be terminated at any time after September 30, 2021, with approval by the fund’s Board of Directors. Any fees waived and expenses paid under this agreement (and a previous limitation of 0.50%) are subject to reimbursement to T. Rowe Price Associates, Inc., by the fund whenever the class’ expense ratio is below 0.41%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price Associates, Inc., if such repayment does not cause the class’ expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’ current expense limitation.

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d T. Rowe Price Associates, Inc., has contractually agreed (through September 30, 2021) to pay the operating expenses of the fund’s I Class excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and nonrecurring, extraordinary expenses; and acquired fund fees and expenses (“I Class Operating Expenses”), to the extent the I Class Operating Expenses exceed 0.05% of the class’ average daily net assets. The agreement may only be terminated at any time after September 30, 2021, with approval by the fund’s Board of Directors. Any expenses paid under this agreement are subject to reimbursement to T. Rowe Price Associates, Inc., by the fund whenever the fund’s I Class Operating Expenses are below 0.05%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price Associates, Inc., if such repayment does not cause the I Class Operating Expenses (after the repayment is taken into account) to exceed the lesser of: (1) the limitation on I Class Operating Expenses in place at the time such amounts were waived; or (2) the current expense limitation on I Class Operating Expenses.

e T. Rowe Price Associates, Inc., has contractually agreed to waive and/or bear all the Z Class’ expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) in their entirety. T. Rowe Price Associates, Inc. expects this fee waiver and/or expense reimbursement arrangement to remain in place indefinitely, and the agreement may only be amended or terminated with approval by the fund’s Board of Directors.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. The example also assumes that any current expense limitation arrangement remains in place for the period noted in the table above; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$44	$169	$305	$701
I Class	28	131	243	572
Z Class	0	0	0	0

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 106.2% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies

Normally, the fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in inflation protected bonds. The emphasis will be on bonds issued by the U.S. Treasury (e.g., Treasury Inflation Protected Securities), but similar bonds issued by U.S. government agencies and corporations may also be purchased. Up to 20% of the fund’s investments in inflation protected bonds may be issued by foreign governments or corporations, including governments and corporations in emerging markets, and linked to a non-U.S. inflation rate. The fund may also invest up to 20% of its net assets in fixed-income securities that are not indexed to inflation. All of the non-U.S. Treasury securities purchased by

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the fund will be rated investment grade (BBB or better, or an equivalent rating) by at least one major credit rating agency or, if unrated, deemed to be of comparable quality by T. Rowe Price. The fund may continue to hold a security that has been downgraded after purchase. The fund may purchase securities of any maturity and its weighted average maturity will vary with market conditions.

Treasury Inflation Protected Securities are income-generating instruments whose interest and principal payments are adjusted for inflation—a sustained increase in prices of goods and services that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the bond’s principal, follows a designated inflation index, such as the Consumer Price Index (CPI).

In selecting securities the portfolio manager may consider implied inflation rates (the difference in yield between conventional fixed-rate Treasury bonds and Treasury Inflation Protected Securities of comparable maturity). For instance, if the implied inflation rate appears high relative to actual or anticipated inflation, the managers may sell Treasury Inflation Protected Securities in favor of conventional fixed-rate Treasuries. Depending on the outlook for both inflation and economic growth, the managers may also purchase and sell Treasury Inflation Protected Securities and other securities to change the duration of the fund (a measure of its interest rate sensitivity).

While most assets will typically be invested in bonds, the fund also uses interest rate futures, CPI swaps, and forward currency exchange contracts in keeping with the its objective(s). Interest rate futures would typically be used to manage the fund’s exposure to interest rate changes or to adjust portfolio duration; CPI swaps would typically be used to manage the fund’s inflation risk; and forward currency exchange contracts would typically be used to gain exposure to certain currencies expected to increase or decrease in value relative to other currencies.

The fund may sell holdings for a variety of reasons, such as to adjust the portfolio’s average maturity, duration, or overall credit quality, or to shift assets into and out of higher- or lower-yielding securities or certain sectors.

Principal Risks

As with any fund, there is no guarantee that the fund will achieve its objective(s). The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund, which may be even greater during periods of market disruption or volatility, are summarized as follows:

Fixed income markets Economic and other market developments can adversely affect the fixed income securities markets. At times, participants in these markets may develop concerns about the ability of certain issuers of debt instruments to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt instruments to facilitate an orderly market. Those concerns could cause increased volatility and reduced liquidity in particular securities or in the overall fixed income markets and the related derivatives markets. A lack of liquidity or other adverse credit market

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conditions may hamper the fund’s ability to sell the debt instruments in which it invests or to find and purchase suitable debt instruments.

Inflation-linked securities When inflation is negative or concerns over inflation are low, the value and income of the fund’s investments in inflation-linked securities could fall and result in losses for the fund. During some extreme environments, the yield on an inflation-linked security may be negative.

Market conditions The value of the fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries, or the overall securities markets. A variety of factors can increase the volatility of the fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues such as the coronavirus pandemic and related governmental and public responses. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. Government intervention in markets may impact interest rates, market volatility, and security pricing. These adverse developments may cause broad declines in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.

Interest rates The prices of, and the income generated by, debt instruments held by the fund may be affected by changes in interest rates. A rise in interest rates typically causes the price of a fixed rate debt instrument to fall and its yield to rise. Conversely, a decline in interest rates typically causes the price of a fixed rate debt instrument to rise and the yield to fall. Generally, funds with longer weighted average maturities and durations carry greater interest rate risk. Changes in monetary policy made by central banks and/or governments such as the discontinuation and replacement of benchmark rates are likely to affect the level of interest rates.

Prepayments and extensions The fund is subject to prepayment risks because the principal on mortgage-backed securities, other asset-backed securities, or any debt instrument with an embedded call option may be prepaid at any time, which could reduce the security’s yield and market value. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Extension risk may result from a rise in interest rates, which tends to make mortgage-backed securities, asset-backed securities, and other callable debt instruments more volatile.

Credit quality An issuer of a debt instrument could suffer an adverse change in financial condition that results in a payment default (failure to make scheduled interest or principal payments), rating downgrade, or inability to meet a financial obligation. Securities that are rated below investment grade carry greater risk of default and should be considered speculative.

Liquidity The fund may not be able to meet requests to redeem shares issued by the fund without significant dilution of the remaining shareholders’ interest in the fund. In addition, the

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fund may not be able to sell a holding in a timely manner at a desired price. Reduced liquidity in the bond markets can result from a number of events, such as limited trading activity, reductions in bond inventory, and rapid or unexpected changes in interest rates. Markets with lower overall liquidity could lead to greater price volatility and limit the fund’s ability to sell a holding at a suitable price.

Foreign investing Investments in the securities of non-U.S. issuers may be adversely affected by local, political, social, and economic conditions overseas, greater volatility, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar. The risks of investing outside the U.S. are heightened for any investments in emerging markets, which are susceptible to greater volatility than investments in developed markets.

Derivatives The use of interest rate futures, CPI swaps, and forward currency exchange contracts exposes the fund to additional volatility in comparison to investing directly in bonds and other debt instruments. These instruments may lack liquidity and be difficult to value, and may involve leverage so that small changes produce disproportionate losses for the fund, and instruments not traded on an exchange are subject to the risk that a counterparty to the transaction will fail to meet its obligations under the derivatives contract. The fund’s use of interest rate futures, CPI swaps, and forward currency exchange contracts involves the risk that anticipated interest rate movements, inflation outlook, and currency exchange rates will not be accurately predicted, which could significantly harm the fund’s performance. Changes in regulations could significantly impact the fund’s ability to invest in specific types of derivatives, which could limit the fund’s ability to employ certain strategies that use derivatives.

Active management The fund’s overall investment program and holdings selected by the fund’s investment adviser may underperform the broad markets, relevant indices, or other funds with similar objectives and investment strategies.

Portfolio turnover High portfolio turnover may adversely affect the fund’s performance and increase transaction costs, which could increase the fund’s expenses. High portfolio turnover may also result in the distribution of higher capital gains when compared with a fund with less active trading policies, which could have an adverse tax impact if the fund’s shares are held in a taxable account.

Cybersecurity breaches The fund could be harmed by intentional cyber-attacks and other cybersecurity breaches, including unauthorized access to the fund’s assets, customer data and confidential shareholder information, or other proprietary information. In addition, a cybersecurity breach could cause one of the fund’s service providers or financial intermediaries to suffer unauthorized data access, data corruption, or loss of operational functionality.

Performance

The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

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The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund’s Investor Class. Returns for other share classes vary since they have different expenses.

INFLATION PROTECTED BOND FUND

Calendar Year Returns

	Quarter Ended	Total Return		Quarter Ended	Total Return
Best Quarter	9/30/2011	4.15%	Worst Quarter	6/30/2013	-7.09%

The fund’s return for the nine months ended 9/30/20 was 9.13%.

The following table shows the average annual total returns for each class of the fund that has been in operation for at least one full calendar year, and also compares the returns with the returns of a relevant broad-based market index, as well as with the returns of one or more comparative indexes that have investment characteristics similar to those of the fund, if applicable.

In addition, the table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or an IRA. After-tax returns are shown only for the Investor Class and will differ for other share classes.

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Average Annual Total Returns
	Periods ended
	December 31, 2019

				Since	Inception
	1 Year	5 Years	10 Years	inception	date
Investor Class					10/31/2002
Returns before taxes	8.65%	2.35%	2.98%	—%
Returns after taxes on distributions	7.64	1.55	2.07	—
Returns after taxes on distributions
and sale of fund shares	5.11	1.47	1.98	—
I Class					12/17/2015
Returns before taxes	8.82	—	—	3.52
Z Class					02/22/2021
Returns before taxes	—	—	—	—

Bloomberg Barclays U.S. TIPS Index (reflects no deduction for fees, expenses, or taxes)
	8.43	2.62	3.36	3.69 [a]
Lipper Inflation Protected Bond Funds Average
	7.39	2.05	2.62	3.10 [b]

a Return since 12/17/15.

b Return since 12/31/15.

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price or Price Associates)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Stephen L. Bartolini*	Cochair of Investment Advisory Committee	2016	2010
Michael K. Sewell	Cochair of Investment Advisory Committee	2020	2004

* Effective February 1, 2021, Mr. Bartolini will step down as a portfolio manager and Cochair of the fund’s Investment Advisory Committee and Mr. Sewell will become the sole portfolio manager and Chair of the fund’s Investment Advisory Committee.

Purchase and Sale of Fund Shares

The Investor Class generally requires a $2,500 minimum initial investment ($1,000 minimum initial investment if opening an IRA, a custodial account for a minor, or a small business retirement plan account). Additional purchases generally require a $100 minimum. These investment minimums generally are waived for financial intermediaries and certain employer-sponsored retirement plans submitting orders on behalf of their customers.

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The I Class requires a $1 million minimum initial investment and there is no minimum for additional purchases, although the initial investment minimum generally is waived for financial intermediaries, retirement plans, and certain client accounts for which T. Rowe Price or its affiliate has discretionary investment authority.

The Z Class is only available to funds managed by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services. There is no minimum initial investment and no minimum for additional purchases.

For investors holding shares of the fund directly with T. Rowe Price, you may purchase, redeem, or exchange fund shares by mail; by telephone (1-800-225-5132 for IRAs and nonretirement accounts; 1-800-492-7670 for small business retirement plans; and 1-800-638-8790 for institutional investors and financial intermediaries); or, for certain accounts, by accessing your account online through troweprice.com.

If you hold shares through a financial intermediary or retirement plan, you must purchase, redeem, and exchange shares of the fund through your intermediary or retirement plan. You should check with your intermediary or retirement plan to determine the investment minimums that apply to your account.

Tax Information

The fund declares dividends daily and pays them on the first business day of each month. Any capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, generally may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account). Dividends paid by the fund from income earned on U.S. Treasury securities are exempt from state and local taxes in most states.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	F147-045 12/15/20